UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): May 20, 2004
                                                           ------------

                                CBRL GROUP, INC.


        Tennessee                   0-25225                     62-1749513
        ---------                   -------                     ----------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533

Item 7. Financial Statements and Exhibits

(a)  Financial Statements. None

(b)  Pro Forma Financial Information. None

(c)  Exhibits.

99.1 Press Release dated May 20, 2004.

Item 9. Regulation FD Disclosure

On May 20, 2004, CBRL Group,  Inc. issued the press release that is furnished as
Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to certain third quarter-end financial and other information. CBRL Group, Inc. also disclosed information on current sales trends for the fourth quarter of fiscal 2004.

Item 12. Results of Operations and Financial Condition

The information set forth in Item 9 above is incorporated herein by this reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 20, 2004                CBRL GROUP, INC.


                                    By:/s/ James F.Blackstock
                                       -----------------------------------------
                                    Name: James F. Blackstock
                                    Title: Senior Vice President, General
                                            Counsel and Secretary